WCM Focused International Equity Fund

Investor Class Shares: WLIVX

Institutional Class Shares: WCMVX

A series of Investment Managers Series Trust

Supplement dated October 8, 2025, to the

Prospectus and Statement of Additional Information (“SAI”),

each dated April 30, 2025.

Rob Quirk has been added as a portfolio manager to the WCM Focused International Equity Fund (the “Fund”). Accordingly, effective immediately, the Prospectus and SAI are updated as follows:

The section “Portfolio Manager – Summary Section” on page 51 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers

The portfolio management team is comprised of Andrew Wiechert, Portfolio Manager, Drew French, Portfolio Manager, and Rob Quirk, Portfolio Manager. Mr. Wiechert has served as a portfolio manager of the Fund since its inception on June 29, 2020. Mr. French has served as a portfolio manager of the Fund since December 31, 2020. Mr. Quirk has served as a portfolio manager of the Fund since June 30, 2025. The members of the portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Rob Quirk is added as a member of the Fund advisor’s Investment Strategy Group with respect to the Fund in the table under the heading entitled “Management of the Funds – Portfolio Managers” beginning on page 104 of the Prospectus and the following is added below the table:

Rob Quirk began his investment career in 2008. He joined the Advisor in 2018 as a Business Analyst and has served as Portfolio Manager and Business Analyst since 2021. He is a member of the Advisor’s ISG and his primary responsibilities include portfolio management and equity research. Prior to joining the Advisor, Mr. Quirk’s experience includes a position as Equity Research Analyst at Thornburg Investment Management. Prior to that, he also worked with Thornburg’s Sales and Marketing groups.

The seventh paragraph under the heading entitled “Portfolio Managers” on page B-40 of the SAI is deleted in its entirety and replaced with the following:

The WCM Focused International Equity Fund is team-managed by Drew French, Rob Quirk, and Andrew Wiechert.

The following is added under the heading entitled “Other Accounts Managed by the Portfolio Managers” on page B-41 of the SAI:

As of June 30, 2025, information on other accounts managed by Rob Quirk is as follows.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Rob Quirk	2	$304.32	0	$0.00	10	$236.06

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Rob Quirk	0	$0.00	0	$0.00	0	$0.00

The following is added under the heading entitled “Ownership of the Funds by the Portfolio Managers” on page B-43 of the SAI:

The following chart sets forth the dollar range of Fund shares owned by Rob Quirk as of June 30, 2025.

Dollar Range of Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)
Name of Portfolio Manager	WCM Focused International Equity Fund
Rob Quirk	None

Please file this Supplement with your records.